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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: August 17, 2000


                                DYNAMIC I-T, INC.

             (Exact name of registrant as specified in its charter)



      Colorado                      0-12139                  2-0379959
     (State or other        (Commission File Number)        (IRS Employer
      jurisdiction of                                       Identification No.)
      incorporation)


         2504 Eleventh Street, Santa Monica, California           90405
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (310) 392-8179



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Item 2. Acquisition or Disposition of Assets

      On August 2, 2000, Dynamic I-T, Inc., a Colorado corporation ("Dynamic" or the "Company") completed the acquisition valued at $7,027,554 of LM Hungary Parts Supply and Distribution Co. Ltd., a company organized under the laws of Hungary ("LM"). The transaction was consummated pursuant to a Quota Sale and Purchase Agreement dated as of August 2, 2000 (the "Purchase Agreement") by and between Dynamic and Mannai Corporation Limited ("Seller" or "Mannai"). Mannai was the sole owner of LM which had been registered under registration number 01-09-076254 on February 19, 1992 by the Metropolitan Court of Budapest as Court of Registration.

      The primary asset of LM consists of real property. Pursuant to the Purchase Agreement, Dynamic acquired LM for consideration consisting of cash in the amount of $500,000, 700,000 shares of Dynamic valued at $2,105,904 and the assumption of debt in the amount of $4,421,650 payable to Complex Holdings Limited ("Complex"), a related party.

      The terms of the transaction are more fully described in the Purchase Agreement filed as Exhibit 2.1 to this report and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired.

         The following historical financial statements of LM will be filed by an amendment to this report on or before October 16, 2000:

         1. Balance Sheet at December 31, 1999; March 30, 2000; and June 30,
         2000.

         2. Statement of Operations for the year ended December 31, 1999; and three months ended March 31, 2000 and June 30, 2000.

         3. Statements of Changes in Stockholder's Equity Deficit for the year ended December 31, 1999; and three months ended March 31, 2000 and June 30, 2000.

         4. Statement of Cash Flows for the year ended December 31, 1999; and three months ended March 31, 2000 and June 30, 2000.

         5. Notes to Financial Statements.

         (b) Pro Forma Financial Information


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         The pro forma balance sheet of Dynamic as of March 31, 2000 and June
30, 2000, and the related pro forma statements of operations for the fiscal year ended March 31, 2000 and the three month period ended June 30, 2000 which will reflect the acquisition of LM as if it had occurred on April 1, 1999 and April 1, 2000 respectively, will be filed by an amendment to this report on or before October 16, 2000.

(c) Exhibits

         Exhibit No.       Description
         -----------       -----------

2.1 Quota Sale and Purchase Agreement, dated August 2, 2000, by and between Dynamic I-T, Inc. and Mannai Corporation Limited

99.1     LM Historical Financial Statements*

99.2     Pro Forma Financial Statements*




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         * To be filed by amendment.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DYNAMIC I-T, INC.


                                          By: Patrick D. Doyle


                                          -----------------------

                                          Patrick D. Doyle
                                          Director



Dated: August 17, 2000